UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2010

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 23, 2010, WellCare Health Plans, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission to report the resignation of Regina E. Herzlinger, a former director of the Company (the “Initial Form 8-K”).  This Current Report on Form 8-K/A is being filed pursuant to Item 5.02(a)(3)(iii) of Form 8-K in order to: (1) update certain information under Item 5.02 of the Initial Form 8-K, and (2) file as an exhibit a letter received from Dr. Herzlinger pursuant to the opportunity to respond to the Initial Form 8-K granted to Dr. Herzlinger under Item 5.02(a)(3)(ii) of Form 8-K.  The information contained in this Current Report on Form 8-K/A supplements the information contained in Items 5.02 and 9.01 of the Initial Form 8-K.  Otherwise, the Initial Form 8-K is restated herein in its entirety.

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)

On May 5, 2010, the Company received a letter from Dr. Herzlinger dated May 5, 2010 stating that she disagreed with the Company’s description in the Initial Form 8-K of the circumstances regarding her resignation. A copy of Dr. Herzlinger’s letter in response to the Initial Form 8-K (the “Response Letter”) is attached hereto as Exhibit 17.2 to this Current Report on Form 8-K/A. All descriptions of the contents of the Response Letter set forth in this Current Report on Form 8-K/A are qualified in their entireties by reference to the full text of the Response Letter.

The Company believes that the information and description of the circumstances regarding Dr. Herzlinger’s resignation as set forth in the Initial Form 8-K is fully responsive to the Response Letter.  The Board believes that the recruitment of new, independent, qualified directors is consistent with good corporate governance and that, from time to time, boards of directors should change their composition, particularly in the wake of challenges such as those that the Company has addressed in recent years.

Cautionary Note

IN THE INTERESTS OF FULL AND COMPLETE DISCLOSURE AND THE REQUIREMENTS OF FORM 8-K, THE RESPONSE LETTER IS BEING FILED IN EXACTLY THE FORM IN WHICH IT WAS PROVIDED TO THE COMPANY, WITHOUT REDACTION OR MODIFICATION OF ANY KIND.  THE COMPANY WISHES TO EMPHASIZE THAT THE RESPONSE LETTER REFLECTS THE THOUGHTS AND BELIEFS OF DR. HERZLINGER. AS A RESULT, THE COMPANY TAKES NO RESPONSIBILITY FOR THE CONTENTS OF THE RESPONSE LETTER, INCLUDING ANY RESPONSIBILITY THAT MAY ARISE IN CONNECTION WITH ANY OF THE FORWARD-LOOKING STATEMENTS CONTAINED IN THE RESPONSE LETTER.  STOCKHOLDERS AND INVESTORS ARE STRONGLY ENCOURAGED TO RELY ONLY ON THE INFORMATION ABOUT THE COMPANY CONTAINED IN THE COMPANY’S FILINGS WITH THE SEC, INCLUDING THE COMPANY’S MOST RECENT ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q AND CURRENT REPORTS ON FORM 8-K.

Item 9.01             Financial Statements and Exhibits.

(d)   Exhibits.

The following exhibits are filed as part of this report:

INCORPORATED BY REFERENCE
Exhibit Number	Description	Form	Filing Date With SEC	Exhibit Number
17.2	Response Letter of Regina E. Herzlinger, dated May 5, 2010	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2010	WELLCARE HEALTH PLANS, INC. /s/ Timothy S. Susanin
Timothy S. Susanin
Senior Vice President, General Counsel & Secretary

Exhibit Index

INCORPORATED BY REFERENCE
Exhibit Number	Description	Form	Filing Date With SEC	Exhibit Number
17.2	Response Letter of Regina E. Herzlinger, dated May 5, 2010	Filed herewith